                                                                    Exhibit 10.1

                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT

         This Eleventh Amendment to Credit Agreement ("Agreement") is effective as of the 23rd day of April, 2002, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Canadian Lighting Systems Holding, Incorporated), a corporation organized under the laws of the Province of Nova Scotia ("Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrower, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on SCHEDULE 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as the same has been amended from time to time (the "Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to further amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. CREDIT AGREEMENT AMENDMENTS. The Credit Agreement is amended as follows:

                  (a) Article I of the Credit Agreement is hereby amended to delete the amount set forth in clause (b)(ii) of the definition of "U.S. Borrowing Base" and insert in lieu thereof the amount of "Fifteen Million Dollars ($15,000,000)".

                  (b) Article I of the Credit Agreement is hereby amended to delete the amount set forth in clause (b)(ii) of the definition "U.K. Borrowing Base" and insert in lieu thereof the amount of "Six Million Dollars ($6,000,000)."

                  (c) Article I of the Credit Agreement is hereby amended to delete the amount set forth in clause (b)(ii) of the definition "Canadian Borrowing Base" and insert in lieu thereof the amount of "Four Million Dollars ($4,000,000)."

                  (d) Article I of the Credit Agreement is hereby amended to delete the definition of "U.S. Revolving Credit Commitment" in its entirety and insert in lieu thereof the following:

         "`U.S. Revolving Credit Commitment' shall mean the obligation hereunder of the Banks to make U.S. Revolving Loans up to an aggregate principal amount outstanding at any time equal to the U.S. Borrowing Base (or such lesser amount as shall be determined pursuant to Section 2.8 hereof)."

                  (d) SCHEDULE 1 to the Credit Agreement is hereby amended to delete SCHEDULE 1 in its entirety and insert in lieu thereof SCHEDULE 1 attached hereto.

         2. CLOSING CONDITIONS. The obligation of the Banks to enter into and perform this Agreement is subject to each of the following conditions:

                  (a) Each of the parties hereto have delivered to Agent or its counsel duly executed counterparts of this Agreement; and

                  (b) U.S. Borrower shall have executed and delivered to each Bank its Replacement Revolving Credit Notes, each in the form attached hereto as EXHIBIT A, as applicable, Canadian Borrower shall have executed and delivered to each Bank its Replacement Revolving Credit Notes, each in the form attached hereto as EXHIBIT B, and UK Borrowers shall have executed and delivered to each Bank its Replacement Revolving Credit Notes, each in the form attached hereto as EXHIBIT C.

         3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Agent and the Banks that (a) each Borrower has the legal power and authority to execute and deliver this Agreement; (b) the officers executing this Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Agreement constitutes the valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

         4. REAFFIRMATION OF CREDIT AGREEMENT. Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Except as expressly provided in this Agreement, nothing contained in this Agreement will in any manner waive, supplement, release, modify or limit any obligation of any Borrower or Obligor to comply with each of the terms and conditions of the Credit Agreement or any Loan Document nor any of Agent's or the Banks' rights and privileges with respect thereto.

         5. DOCUMENT REFERENCES. Each reference that is made in the Credit Agreement shall hereafter be construed as a reference to such document as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Agreement is a Related Writing as defined in the Credit Agreement. All capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         6. WAIVER AND RELEASE. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         8. GOVERNING LAW. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

         9. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Agreed to and accepted this 23rd day of April, 2002.

ADVANCED LIGHTING TECHNOLOGIES,         VENTURE LIGHTING POWER
INC.                                    SYSTEMS NORTH AMERICA INC. (fka
                                        Canadian Lighting Systems Holding,
                                        Incorporated)

By: /s/ Steven C. Potts                 By: /s/ R. Douglas Oulton
   ------------------                       ------------------------------
         Steven C. Potts,               Title: VP-Finance & Administration
         Chief Financial Officer              ----------------------------

VENTURE LIGHTING EUROPE                 PARRY POWER SYSTEMS LIMITED
LTD.

By: /s/ Keith Price                     By: /s/ E. Young
   ------------------                      -------------------------------
Title: Director                         Title: Director
      ---------------------                   ----------------------------

NATIONAL CITY COMMERCIAL                SOVEREIGN BANK
FINANCE, INC.

By:/s/  Dennis G. Hatvany               By: /s/ Michelle A.Walcoff
   ----------------------------            -------------------------------
Title: Vice President                   Title:  Senior Vice President


PNC BANK, NATIONAL ASSOCIATION,
  as Agent and as a Bank


By: /s/  Richard F. Muse
   ----------------------------
Title: Vice President
      -------------------------

                            GUARANTOR ACKNOWLEDGMENT

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                      ADLT Realty Corp. I, Inc.
                                      ADLT Services, Inc.
                                      APL Engineered Materials, Inc.
                                      Ballastronix (Delaware), Inc.
                                      Lighting Resources International, Inc.
                                      Microsun Technologies, Inc.
                                      Venture Lighting International, Inc.


                                      By: /S/ Steven C. Potts
                                        -----------------------------------
                                      Name: Steven C. Potts
                                            -------------------------------
                                      Title: CFO
                                             ------------------------------
                                      of each of the companies listed above

                                      Deposition Sciences, Inc.

                                      By: /s/ Steven C. Potts
                                          ---------------------------------
                                      Name: Steven C. Potts
                                            -------------------------------
                                      Title: CFO
                                            -------------------------------
                                      signing for each of the companies listed
                                      above by Power of Attorney

                                   SCHEDULE 1

                                                                      Canadian
                                                    Revolving         Revolving       UK Revolving
                                                      Credit            Credit           Credit          Term Loan
            Financial               Commitment      Commitment        Commitment       Commitment       Commitment
           Institution              Percentage        Amount            Amount           Amount           Amount     Maximum Amount
PNC Bank, National Association        50%        $7,500,000.00    $2,000,000.00    $3,000,000.00     $6,500,000.00   $19,000,000.00
National City Commercial Finance,     25%        $3,750,000.00    $1,000,000.00    $1,500,000.00     $3,250,000.00    $9,500,000.00
Inc.
Sovereign Bank                        25%        $3,750,000.00    $1,000,000.00    $1,500,000.00     $3,250,000.00    $9,500,000.00
Total                                100%        $15,000,000.00   $4,000,000.00    $6,000,000.00    $13,000,000.00   $38,000,000.00
Maximum Revolving Credit                         $25,000,000.00
Commitment Amount
Maximum Term Loan Commitment                                                                        $13,000,000.00
Amount

Total Commitment Amount                                                                                              $38,000,000.00


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